EXHIBIT 32.1

Certification of Chief Executive Officer and and Chief Financial Officer
pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
regarding Quarterly Report on Form 10-QSB for the quarter ended Septebmer 30, 2007

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and  (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of a Texas corporation (the “Company”), does hereby certify that:

1.  The Company's Quarterly Report on Form 10-QSB for the fiscal period ended Septebmer 30, 2007, (the Form 10Q-SB) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.  Information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 15, 2007	By:	/s/ Steven L. Sample
Steven L. Sample
Chief Executive Officer and Principal Financial Officer